DELAWARE(SM)
INVESTMENTS
-----------

Delaware REIT Fund

Total Return

2000 SEMI-ANNUAL REPORT




(Total Return Artwork)

A TRADITION OF SOUND INVESTING SINCE 1929

TABLE OF CONTENTS

Letter to Shareholders             1

Portfolio Management
Review                             2

Performance Summary                4

Financial Statements

  Statement of Net Assets          5

  Statement of Operations          7

  Statements of Changes in
  Net Assets                       8

  Financial Highlights             9

  Notes to Financial
  Statements                      12


A Commitment To Our Investors

Experienced

[ ] Our seasoned investment professionals average more than 15 years'
    experience.
[ ] We opened our first mutual fund in 1938. For over 70 years, we have managed money in a variety of investment styles that have weathered a full range of economic and market environments.

Disciplined

[ ] We follow strict investment policies and clear buy/sell guidelines.
[ ] We strive to balance risk and reward in order to provide sound investment alternatives within any given asset class.

Consistent

[ ] We believe consistent processes are the best way to seek consistent investment performance.
[ ] Our commitment to style consistency has earned us the confidence of discriminating institutional and individual investors to manage over $46 billion in assets as of March 31, 2000.

Comprehensive

[ ] We offer more than 70 mutual funds in these asset classes.
    o Large-cap equity               o High-yield bonds
    o Mid-cap equity                 o Investment grade bonds
    o Small-cap equity               o Municipal bonds (23 single-state funds)
    o International equity           o International fixed-income
    o Balanced
[ ] Our funds are available through financial advisers who can offer you individualized attention and valuable investment advice.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested. (C)Delaware Distributors, L.P.

"COMMERCIAL REAL ESTATE MARKETS ARE FUNDAMENTALLY SOUND AND WE ARE ENCOURAGED ABOUT THE LONG-TERM OUTLOOK FOR REITS."


Dear Shareholder

June 12, 2000

Recap of Events - Like a mighty freight train, the U.S. economy continued its record expansion during the last six months, sparking concerns about inflation and spurring the Federal Reserve Board to continue its more restrictive monetary policy. The Fed followed up its interest rate hikes of June and August, 1999 with four additional rate hikes from November, 1999 through May, 2000. Despite the Fed's tightening efforts, inflation fears intensified in April after government reports showed a surge in consumer prices. In response, both the Dow Jones Industrial Average and the Nasdaq Composite Index suffered record one-day point drops on April 17.

The plunge capped a rough week during which the Dow fell 805.71 points, or 7.3%, and the Nasdaq dropped 1,125.16 points, or 25.3%. Also during April, markets suffered near record volatility as fickle investors alternately pursued and abandoned "old economy" blue chip stocks in favor of "new economy" stocks such as high-tech, biotech and dot.com companies.

Against this backdrop, investors began to turn to investments that appeared less volatile and we saw renewed interest in REITs as an asset class. This also helped boost REIT prices as investors recognized the attractive values and potential for returns.

Delaware REIT Fund was well positioned to benefit from this environment and your Fund rebounded strongly from its 1999 one-year performance with a total return of 12.74% (Class A shares at net asset value with reinvestment of dividends and capital gains) for the six months ended April 30, 2000. We believe this gain was attributable to individual REIT selection as well as strength in specific sectors.

Market Outlook - The current economic environment of rising interest rates, combined with market volatility, may cause economic growth to slow later this year. However, this is not expected to lead to a recession and may actually help control the supply side for REITs. Commercial real estate markets are fundamentally sound and we are encouraged about the long-term outlook for REITs. We believe REITs will continue to provide strong earnings growth and attractive returns.

Thank you for your continued confidence in Delaware REIT Fund and Delaware Investments.

Sincerely,

/s/ Wayne A. Stork                        /s/ David K. Downes
Wayne A. Stork                            David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds


Total Return
For Period Ended April 30, 2000                        Six Months
--------------------------------------------------------------------------------
Delaware REIT Fund Class A                              +12.74%
--------------------------------------------------------------------------------
Lipper REIT Funds Average (150 funds)                   + 9.69%
NAREIT Equity REIT Index                                +10.69%
Standard & Poor's 500 Index                             + 7.18%
--------------------------------------------------------------------------------
All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Performance information for all Fund classes can be found on page 4. The Lipper category represents the average returns of REIT mutual funds with similar investment objectives tracked by Lipper Analytical (Source: Lipper Analytical Services, Inc.). The NAREIT Equity REIT Index is an unmanaged index of real estate investment trusts that invest in many types of U.S. property. The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. Companies. You cannot invest directly in an index. Past performance does not guarantee future results.

PORTFOLIO MANAGEMENT REVIEW

Damon J. Andres
Portfolio Manager

Thomas J. Trotman
Portfolio Manager

June 12, 2000

The Fund's Results

Delaware REIT Fund posted a 12.74% total return for the six months ended
April 30, 2000 (Class A shares at net asset value with reinvestment of dividends and capital gains). Your Fund outperformed both its benchmark - the NAREIT Equity REIT Index, which returned 10.69% - and its peer group, the Lipper Real Estate Funds Average, which posted a return of 9.69% for the period.


In considering individual companies for the portfolio, we use a disciplined investment approach to identify what we consider to be quality REITs that demonstrate growth in both their cash flow and dividends. In general, these are companies that:

o Retain a substantial portion of the properties' cash flow;

o Effectively use capital to expand;

o Have a strong ability to raise rents; and,

o Can create a franchise value for the REIT.

We rely on a balanced mix of sector weighting, and the portfolio includes several different sectors in the real estate industry. Your Fund's strong performance is a result of our strict adherence to the overall investment process.

Portfolio Highlights

For much of the past six months, REIT prices have declined even though the underlying property values have remained solid. As a result, investors have tended to ignore REITs in favor of large-cap stocks with higher growth potential. However, April's stock market volatility marked a transition as investors seemed to recognize REITs as a low volatility asset class with attractive values and the potential for steady returns. This provided a catalyst that began to send REIT prices up again.

Multifamily and Office REITs, our largest sectors, did particularly well for the portfolio. Occupancy rates and rental growth for both sectors continue to be vigorous in regional markets, driven by limited supply and high demand in key areas such as the West Coast and the mid-Atlantic. Retail strip centers and hotels were also strong performers during the period. Although we are still concerned about overbuilding in the hotel sector, the current higher interest rate environment has helped curb supply.



(Total Return Artwork)

We were slightly overweighted in the Industrial sector compared to our benchmark, the NAREIT Equity REIT Index. This sector modestly underperformed during the period and our higher concentration hurt the Fund's performance. We still believe the fundamentals in the Industrial sector are sound and expect its performance to improve later this year if economic growth slows. Manufactured Housing REITs were another weak performer, hurt by concerns about building oversupply. We feel these concerns are exaggerated and will continue to maintain our holdings in this sector.

Outlook

As we look ahead, we are cautiously optimistic that REITs may continue to draw investors seeking a well-priced alternative to the stock market's volatility. We expect economic growth will most likely slow if the Federal Reserve continues its incremental rate increases, but we don't expect the rate increases to trigger a recession or to harm REITs. In fact, a rising interest rate environment may actually benefit REITs by further curbing the supply of new REIT issues. Right now, we feel real estate fundamentals remain sound and supply and demand are in balance. REIT yields relative to both Treasuries and utility investments are attractive. Unlike Treasuries, REIT Securities are not backed by the full faith and credit of the U.S. government as to payment of principal and interest. Based on these factors, we believe we will see good earnings growth over the next 12 to 24 months.

Delaware REIT Fund

FUND BASICS

Fund Objective

The Fund seeks maximum long-term total return with capital appreciation as a secondary objective.

Total Fund Assets
$ 74.58 million

Number of Holdings
29

Fund Start Date
December 6, 1995

Your Fund Managers

Damon J. Andres earned a bachelor's degree in Business Administration with an emphasis in Finance and Accounting from the University of Richmond. Prior to joining Delaware Investments in 1994, Mr. Andres was a Consulting Associate with Cambridge Associates, Inc. in Arlington, Virginia.

Thomas J. Trotman earned a bachelor's degree in Accounting from Muhlenberg College and an MBA from Widener University. Prior to joining Delaware Investments in 1995, he was Vice President and Director of Investment Research at Independence Capital Management. Before that, he held credit-related positions at Marine Midland Bank, U.S. Steel Corporation, and Amerada Hess. He is a Chartered Financial Analyst.

NASDAQ Symbols
Class A   DPREX
Class B   DPRBX
Class C   DPRCX

(Total Return Artwork)

FUND PERFORMANCE

Average Annual Total Returns
Through April 30, 2000            Lifetime      Three Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/6/95)
   Excluding Sales Charge          +14.35%         +6.46%         +2.83%
   Including Sales Charge          +12.82%         +4.39%         -3.09%
--------------------------------------------------------------------------------
Class B (Est. 11/11/97)
   Excluding Sales Charge           -1.57%                        +2.00%
   Including Sales Charge           -2.52%                        -2.90%
--------------------------------------------------------------------------------
Class C (Est. 11/11/97)
   Excluding Sales Charge           -1.57%                        +2.00%
   Including Sales Charge           -1.57%                        +1.02%
--------------------------------------------------------------------------------
Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results, excluding sales charges assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Class A shares have a 5.75% maximum up-front sales charge and a 12b-1 fee.

Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are also subject to a contingent deferred sales charge of up to 5% if redeemed before the end of the sixth year.

Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Fee limitations were in effect for the periods shown. Returns would have been lower without the limitations.

The average annual total returns for the lifetime, three-year, and one-year periods ended April 30, 2000 for the REIT Institutional Class and The Real Estate Investment Trust Portfolio Class shares were 14.53%, 6.71%, and 3.13%, respectively. The Real Estate Investment Trust Portfolio Class and Institutional Class were originally available on November 4, 1997 and November 11, 1997, respectively. Performance prior to these dates reflects the performance of the original class (established December 6, 1995) which operated under a substantially similar expense structure.

NASDAQ Symbol Institutional Class: DPRSX

Statement of Net Assets

DELAWARE REIT FUND
------------------


                                                        Number of       Market
April 30, 2000 (Unaudited)                               Shares         Value
--------------------------------------------------------------------------------
 Common Stock - 96.42%
 Hotel/Restaurant REITs - 2.24%
 MeriStar Hospitality ..........................          84,500     $ 1,668,875
                                                                     -----------
                                                                       1,668,875
                                                                     -----------
 Industrial REITs - 8.52%
 AMB Property ..................................          98,300       2,168,744
 Cabot Industrial Trust ........................          84,200       1,620,850
 Prologis Trust ................................         130,400       2,567,250
                                                                     -----------
                                                                       6,356,844
                                                                     -----------
 Mall REITs - 7.29%
 Macerich ......................................          98,600       2,286,288
 Simon Property Group ..........................         124,100       3,149,038
                                                                     -----------
                                                                       5,435,326
                                                                     -----------
 Manufactured Housing REITs - 7.02%
 Chateau Communities ...........................          97,848       2,544,048
 Sun Communities ...............................          81,200       2,689,750
                                                                     -----------
                                                                       5,233,798
                                                                     -----------
 Multifamily REITs - 19.04%
 Apartment Investment & Management .............          75,500       3,001,125
 Avalon Bay Communities ........................          88,694       3,470,153
 Equity Residential Properties Trust ...........          59,300       2,698,150
 Essex Property Trust ..........................          66,400       2,564,700
 Grove Property Trust ..........................         179,100       2,462,625
                                                                     -----------
                                                                      14,196,753
                                                                     -----------
 Net Lease REITs - 2.78%
 Franchise Finance .............................          87,300       2,073,375
                                                                     -----------
                                                                       2,073,375
                                                                     -----------
 Office REITs - 21.10%
 Alexandria R.E.Equities .......................          83,500       2,672,000
 CarrAmerica Realty ............................          76,900       1,826,375
 Equity Office Properties Trust ................         114,602       3,115,742
 Prentiss Properties Trust .....................         121,900       2,895,125
 SL Green Realty ...............................         109,300       2,807,644
 Spieker Properties ............................          54,600       2,419,463
                                                                     -----------
                                                                      15,736,349
                                                                     -----------

 Office/Industrial REITs - 10.69%
 Duke-Weeks Realty .............................         153,300       3,324,694
 Liberty Property Trust ........................          78,800       1,851,300
 Reckson Associates Realty .....................         139,200       2,792,700
                                                                     -----------
                                                                       7,968,694
                                                                     -----------
 Real Estate Operating Companies - 8.49%
*Catellus Development ..........................         140,800       1,830,400
 Starwood Hotels & Resorts World ...............          96,250       2,737,109
 Trizec Hahn ...................................         108,700       1,766,375
                                                                     -----------
                                                                       6,333,884
                                                                     -----------

                                                       Number of       Market
                                                        Shares         Value
--------------------------------------------------------------------------------
Common Stock (continued)
Retail Strip Center REITs - 6.29%
Kimco Realty .................................           56,900      $ 2,265,331
Pan Pacific Retail Properties ................          127,600        2,424,400
                                                                     -----------
                                                                       4,689,731
                                                                     -----------
Self-Storage REITs - 2.96%
Public Storage ...............................           98,700        2,208,413
                                                                     -----------
                                                                       2,208,413
                                                                     -----------
Total Common Stock
    (cost $69,068,697) .......................                        71,902,042
                                                                     -----------

                                                       Principal
                                                        Amount
Repurchase Agreements - 5.70%
With Chase Manhattan 5.68% 5/1/00
   (dated 4/28/00, collateralized by
   $1,465,000 U.S. Treasury Notes
   4.75% due 2/15/04, market
   value $1,390,258) .............................     $1,356,000      1,356,000
With JP Morgan 5.70% 5/1/00 (dated
   4/28/00, collateralized by $1,010,000
   U.S. Treasury Notes 5.875% due
   10/31/01, market value $1,028,045
   and $439,000 U.S. Treasury Notes
   6.25% due 10/31/01, market
   value $499,740) ...............................      1,448,000      1,448,000
With PaineWebber 5.70% 5/1/00 (dated
   4/28/00, collateralized by $70,000 U.S. .......
   Treasury Notes 4.50% due 1/31/01,
   market value $69,315 and $934,000
   U.S. Treasury Notes 5.50% due
   7/31/01, market value $933,729 and
   $458,000 U.S. Treasury Notes 7.25%
   due 8/15/01, market value $475,333) ...........      1,448,000      1,448,000
                                                                     -----------
Total Repurchase Agreements
   (cost $4,252,000) .............................                     4,252,000
                                                                     -----------

                                                                       Market
Delaware REIT Fund                                                     Value
--------------------------------------------------------------------------------
Total Market Value of Securities Owned - 102.12%
   (cost $73,320,697) .....................................         $76,154,042
Liabilities Net of Receivables and
   Other Assets - (2.12%) .................................          (1,577,610)
                                                                    -----------
Net Assets Applicable to 6,025,835
   Shares Outstanding - 100.00% ...........................         $74,576,432
                                                                    ===========
Net Asset Value - Delaware REIT
   Fund A Class
   ($29,973,136 / 2,422,173 Shares) .......................              $12.37
                                                                         ------
Net Asset Value - Delaware REIT
   Fund B Class
   ($12,400,814 / 1,002,148 Shares) .......................              $12.37
                                                                         ------
Net Asset Value - Delaware REIT
   Fund C Class
   ($6,333,441 / 511,781 Shares) ..........................              $12.38
                                                                         ------
Net Asset Value - Delaware REIT
   Fund Institutional Class
   ($1,751,523 / 141,477 Shares) ..........................              $12.38
                                                                         ------
Net Asset Value - Delaware REIT
   Fund Real Estate Investment
   Trust Portfolio Class
   ($24,117,518 / 1,948,256 Shares) .......................              $12.38
                                                                         ------






--------------------------------------------------------------------------------
Components of Net Assets at April 30, 2000:
Shares of beneficial interest (unlimited
   authorization - no par) ................................         $74,384,475
Undistributed net investment income .......................            (225,203)
Accumulated net realized
   loss on investments ....................................          (2,416,185)
Net unrealized appreciation
   of investments .........................................           2,833,345
                                                                    -----------
Total Net Assets ..........................................         $74,576,432
                                                                    ===========

---------
 REIT - Real Estate Investment Trust
*Non-income producing security for the period ending April 30, 2000

Net Asset Value and Offering Price Per Share -
   Delaware REIT Fund
Net Asset Value A Class (A) ...............................              $12.37
Sales charge (5.75% of the offering
   price or 6.06% of the amount
   invested per share) (B) ................................                0.75
                                                                         ------
Offering Price ............................................              $13.12
                                                                         ======
---------
(A) Net Asset Value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations


Six Months Ended April 30, 2000 (Unaudited)               Delaware REIT Fund
--------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................  $1,603,677
Interest ............................................      64,483    $1,668,160
                                                       ----------
Expenses:
Management fees .....................................     251,011
Distribution expense ................................     117,184
Dividend disbursing and transfer agent fees
  and expenses ......................................      48,909
Registration fees ...................................      43,657
Reports and statements to shareholders ..............      29,341
Accounting and administration .......................      13,743
Custodian fees ......................................       6,811
Professional fees ...................................       4,310
Taxes (other than taxes on income) ..................       3,460
Trustees' fees ......................................         211
Other ...............................................       2,660       521,297
                                                       ----------   -----------
Less expenses absorbed or waived ....................                   (92,716)
Less expenses paid indirectly .......................                    (1,625)
                                                                    -----------
Total expenses ......................................                   426,956
                                                                    -----------

Net Investment Income ...............................                 1,241,204
                                                                    -----------

Net realized and unrealized gain (loss)
  on investments:
Net realized loss on investments ....................                (1,976,294)
Net change in unrealized appreciation/depreciation
  of investments ....................................                 8,956,409
                                                                    -----------

Net realized and unrealized gain on investments .....                 6,980,115
                                                                    -----------

Net increase in net assets resulting from operations.                $8,221,319
                                                                     ==========
                             See accompanying notes

Statements of Changes in Net Assets


                                                         Delaware REIT Fund
--------------------------------------------------------------------------------
                                                       Six Months      Year
                                                         Ended         Ended
                                                        4/30/00      10/31/99
                                                      (Unaudited)

Increase (decrease) in net assets from operations:
Net investment income ............................... $ 1,241,204   $ 3,347,693
Net realized gain (loss) on investments .............  (1,976,294)       91,109
Net change in unrealized appreciation/depreciation
  of investments ....................................   8,956,409    (4,090,337)
                                                      -------------------------
Net increase (decrease) in net assets resulting
  from operations ...................................   8,221,319      (651,535)
                                                      -------------------------
Distributions to shareholders from:
Net investment income:
   A Class ..........................................    (719,477)     (953,499)
   B Class ..........................................    (315,332)     (666,418)
   C Class ..........................................    (119,752)     (145,314)
   Institutional Class ..............................     (40,049)      (86,881)
   The Real Estate Investment Trust Portfolio
     Class ..........................................    (666,302)   (2,002,180)

Net realized gain on investments:
   A Class ..........................................          --      (689,750)
   B Class ..........................................          --      (674,750)
   C Class ..........................................          --      (135,690)
   Institutional Class ..............................          --       (69,929)
   The Real Estate Investment Trust Portfolio
     Class ..........................................          --    (2,051,762)
                                                      -------------------------
                                                       (1,860,912)   (7,476,173)
                                                      -------------------------
Capital Share Transactions:
Proceeds from shares sold:
   A Class ..........................................  11,242,774    17,964,602
   B Class ..........................................   1,394,945     5,088,095
   C Class ..........................................   2,752,676     2,538,627
   Institutional Class ..............................   1,215,188       814,239
   The Real Estate Investment Trust Portfolio
     Class ..........................................         987            --

Net asset value of shares issued upon
   reinvestment of distributions from net
   investment income and net realized gain
   on investments:
   A Class ..........................................     650,205     1,494,177
   B Class ..........................................     260,855     1,188,069
   C Class ..........................................      98,593       209,959
   Institutional Class ..............................      40,049       156,808
   The Real Estate Investment Trust Portfolio
     Class ..........................................     448,838     3,166,874
                                                      -------------------------
                                                       18,105,110    32,621,450
                                                      -------------------------
Cost of shares repurchased:
   A Class ..........................................  (8,409,603)   (6,148,789)
   B Class ..........................................  (3,912,644)   (3,614,467)
   C Class ..........................................    (715,809)   (1,073,668)
   Institutional Class ..............................    (951,458)     (971,824)
   The Real Estate Investment Trust Portfolio
     Class ..........................................          --   (19,472,821)
                                                      -------------------------
                                                      (13,989,514)  (31,281,569)
                                                      -------------------------
Increase in net assets derived from capital
  share transactions ................................   4,115,596     1,339,881
                                                      -------------------------
Net increase (decrease) in net assets ...............  10,476,003    (6,787,827)

Net Assets:
Beginning of period .................................  64,100,429    70,888,256
                                                      -------------------------
End of period ....................................... $74,576,432   $64,100,429
                                                      =========================

                             See accompanying notes

Financial Highlights

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                                  Delaware REIT Fund A Class
------------------------------------------------------------------------------------------------------------------------------------
                                                                         Six Months                                       12/6/95(1)
                                                                            Ended                Year Ended                    to
                                                                         4/30/00(2)   10/31/99   10/31/98(5)   10/31/97     9/30/96
                                                                        (Unaudited)
Net asset value, beginning of period ................................     $11.300     $12.980      $16.260     $12.490      $10.000

Income (loss) from investment operations:
   Net investment income(3) .........................................       0.205       0.549        1.118       0.616        0.652
   Net realized and unrealized gain (loss) on investments ...........       1.195      (0.844)      (2.713)      4.664        1.938
                                                                          ---------------------------------------------------------
   Total from investment operations .................................       1.400      (0.295)      (1.595)      5.280        2.590
                                                                          ---------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income .............................      (0.330)     (0.710)      (0.865)     (0.720)      (0.100)
   Distributions from net realized gain on investments ..............           -      (0.675)      (0.820)     (0.790)           -
                                                                          ---------------------------------------------------------
   Total dividends and distributions ................................      (0.330)     (1.385)      (1.685)     (1.510)      (0.100)
                                                                          ---------------------------------------------------------
Net asset value, end of period ......................................     $12.370     $11.300      $12.980     $16.260      $12.490
                                                                          =========================================================
Total return(4) .....................................................      12.74%      (2.69%)     (10.98%)     46.50%       26.12%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ..........................     $29,853     $23,975      $13,340     $60,089      $26,468
   Ratio of expenses to average net assets ..........................       1.20%       1.20%        1.11%       0.82%        0.89%
   Ratio of expenses to average net assets prior to expense
     limitation and expenses paid indirectly ........................       1.48%       1.43%        1.27%       0.99%        1.02%
   Ratio of net investment income to average net assets .............       3.89%       4.81%        4.31%       4.25%        6.70%
   Ratio of net investment income to average net assets prior
     to expense limitation and expenses paid indirectly .............       3.61%       4.58%        4.15%       4.08%        6.57%
   Portfolio turnover ...............................................         14%         48%          51%         58%         109%


(1) Date of commencement of operations; Ratios have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Per share information for the year ended October 31, 1999 and the period ended April 30, 2000 was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

(5) Effective November 4, 1997, the original class of The Real Estate Investment Trust Portfolio was redesignated the REIT Fund A Class and became subject to a 0.25% 12B-1 distribution fee. Before that date, that class was not subject to such a fee; the financial highlights presented above have not been restated to reflect a 0.25% fee for the period prior to the portfolio redesignation. In conjunction with the redesignation of the original class, four additional classes of shares (REIT Fund B Class, REIT Fund C Class, REIT Fund Institutional Class and The Real Estate Investment Trust Portfolio Class) were created. REIT Fund A Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for Real Estate Investment Trust Portfolio Class and REIT Fund Institutional Class shares, respectively.

                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                             Delaware REIT Fund B Class       Delaware REIT Fund C Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months    Year      11/11/97(1)  Six Months      Year   11/11/97(1)
                                                               Ended       Ended         to         Ended        Ended       to
                                                             4/30/00(2)  10/31/99     10/31/98    4/30/00(2)    10/31/99   10/31/98
                                                            (Unaudited)                          (Unaudited)
Net asset value, beginning of period ......................   $11.300     $12.990      $16.230     $11.300      $12.990     $16.230

Income (loss) from investment operations:
   Net investment income(3) ...............................     0.113       0.516        0.914       0.114        0.511       0.914
   Net realized and unrealized gain (loss)
     on investments .......................................     1.240      (0.904)      (2.559)      1.251       (0.899)     (2.559)
                                                              ---------------------------------------------------------------------
   Total from investment operations .......................     1.353      (0.388)      (1.645)      1.365       (0.388)     (1.645)
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.285)     (0.627)      (0.775)     (0.285)      (0.627)     (0.775)
   Distributions from net realized gain on investments ....        --      (0.675)      (0.820)         --       (0.675)     (0.820)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ......................    (0.285)     (1.302)      (1.595)     (0.285)      (1.302)     (1.595)
                                                              ---------------------------------------------------------------------
Net asset value, end of period ............................   $12.370     $11.300      $12.990     $12.380      $11.300     $12.990
                                                              =====================================================================
Total return(4) ...........................................    12.29%      (3.43%)     (11.31%)     12.29%       (3.43%)    (11.31%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $12,400     $13,575      $12,802      $6,333       $3,657      $2,435
   Ratio of expenses to average net assets ................     1.95%       1.95%        1.86%       1.95%        1.95%       1.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     2.23%       2.18%        2.02%       2.23%        2.18%       2.02%
   Ratio of net investment income to average net assets ...     3.14%       4.06%        3.56%       3.14%        4.06%       3.56%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ......................................     2.86%       3.83%        3.40%       2.86%        3.83%       3.40%
   Portfolio turnover .....................................       14%         48%          51%         14%          48%         51%

(1) Date of commencement of operations; Ratios have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Per share information for the year ended October 31, 1999 and the period ended April 30, 2000 was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

                                                                                                         Delaware REIT Fund
Selected data for each share of the Fund outstanding                  Delaware REIT Fund                   The Real Estate
throughout each period were as follows:                              Institutional Class           Investment Trust Portfolio Class
------------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months     Year     11/11/97(1) Six Months       Year   11/11/97(1)
                                                               Ended        Ended         to        Ended        Ended        to
                                                             4/30/00(2)    10/31/99    10/31/98   4/30/00(2)    10/31/99   10/31/98
                                                            (Unaudited)                          (Unaudited)
Net asset value, beginning of period ......................   $11.310     $12.990      $16.230     $11.310      $12.990     $16.340

Income (loss) from investment operations:
   Net investment income(3) ...............................     0.236       0.743        1.134       0.236        0.742       1.134
   Net realized and unrealized (loss) on investments ......     1.182      (1.005)      (2.659)      1.181       (1.004)     (2.769)
                                                              ---------------------------------------------------------------------
   Total from investment operations .......................     1.418      (0.262)      (1.525)      1.417       (0.262)     (1.635)
                                                              ---------------------------------------------------------------------
Less dividends and distributions:
   Dividends from net investment income ...................    (0.348)     (0.743)      (0.895)     (0.347)      (0.743)     (0.895)
   Distributions from net realized gain on investments ....        --      (0.675)      (0.820)         --       (0.675)     (0.820)
                                                              ---------------------------------------------------------------------
   Total dividends and distributions ......................    (0.348)     (1.418)      (1.715)     (0.347)      (1.418)     (1.715)
                                                              ---------------------------------------------------------------------

Net asset value, end of period ............................   $12.380     $11.310      $12.990     $12.380      $11.310     $12.990
                                                              =====================================================================
Total return(4) ...........................................    12.90%      (2.42%)     (10.56%)     12.90%       (2.42%)    (11.17%)

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $17,523      $1,313       $1,504     $24,116      $21,580     $40,807
   Ratio of expenses to average net assets ................     0.95%       0.95%        0.86%       0.95%        0.95%       0.86%
   Ratio of expenses to average net assets prior to
     expense limitation and expenses paid indirectly ......     1.23%       1.18%        1.02%       1.23%        1.18%       1.02%
   Ratio of net investment income to average net assets ...     4.14%       5.06%        4.56%       4.14%        5.06%       4.56%
   Ratio of net investment income to average net assets
     prior to expense limitation and expenses
     paid indirectly ......................................     3.86%       4.83%        4.40%       3.86%        4.83%       4.40%
   Portfolio turnover .....................................       14%         48%          51%         14%          48%         51%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) Ratios have been annualized and total return has not been annualized.

(3) Per share information for the year ended October 31, 1999 and the period ended April 30, 2000 was based on the average shares outstanding method.

(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Notes to Financial Statements

April 30, 2000  (Unaudited)
--------------------------------------------------------------------------------
The Real Estate Investment Trust Portfolio (the"Delaware REIT Fund"or the "Fund") is a series of Delaware Pooled Trust which is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Delaware Business Trust and currently offers five classes of shares. Delaware REIT Fund A Class carries a front-end sales charge of 5.75%, Delaware REIT Fund B Class carries a back-end deferred sales charge, Delaware REIT Fund C Class carries a level load deferred sales charge, and Delaware REIT Fund Institutional and The Real Estate Investment Trust Portfolio Classes carry no sales charge. This report contains information relating only to Delaware REIT Fund. All other Delaware Pooled Trust portfolios are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation as a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $754 for the period ended April 30, 2000. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee, which is calculated daily at the rate of 0.75% on the first $500 million of average daily net assets of the Fund, 0.70% on the next $500 million, 0.65% on the next $1,500 million and 0.60% on the net assets over $2,500 million. At April 30, 2000, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $35,223.

--------------------------------------------------------------------------------
2. Investment Management and Other Transactions with Affiliates (continued) Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as sub-advisor to the Fund.

DMC has elected to waive that portion of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.95% of the Fund's average daily net assets through February 28, 2001.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting and administrative services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2000, the Fund had a liability for such fees and other expenses payable to DSC of $10,782.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. At April 30, 2000, the Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $25,081.

For the period ended April 30, 2000, DDLP earned $4,839 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are not compensated by the Fund.

3. Investments
During the period ended April 30, 2000, the Fund made purchases of $13,460,000 and sales of $9,084,079 of investments other than U.S. government securities and temporary cash investments.

At April 30, 2000, the aggregate net unrealized appreciation for federal income tax purposes was $2,833,345 of which $4,470,587 related to unrealized appreciation of securities and $1,637,242 related to unrealized depreciation of securities. At April 30, 2000, the aggregate cost of securities for federal income tax purposes was $69,068,697.

For federal income tax purposes, the Fund had a capital loss carry forward of $343,655 at April 30, 2000, expiring in 2007, which may be carried forward and applied against future gains.

4. Capital Shares
Transactions in capital stock shares were as follows:
                                                         Six Months    Year
                                                           Ended      Ended
                                                          4/30/00    10/31/99
                                                        (Unaudited)
Shares sold:
  A Class ............................................    987,080   1,471,049
  B Class ............................................    123,050     414,465
  C Class ............................................    242,445     207,473
  Institutional Class ................................    104,780      65,124
  The Real Estate Investment
    Trust Portfolio Class ............................         --          --

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
    A Class ..........................................     58,367     124,187
    B Class ..........................................     23,444      98,229
    C Class ..........................................      8,834      17,467
    Institutional Class ..............................      3,584      13,031
      The Real Estate Investment
      Trust Portfolio Class ..........................     40,257     263,387
                                                       ----------  ----------
                                                        1,591,841   2,674,412
                                                       ----------  ----------
Shares repurchased:
  A Class .......................... .................  (744,318)   (501,722)
  B Class ............................................  (345,605)   (297,118)
  C Class ............................................   (63,074)    (88,808)
  Institutional Class ................................   (83,020)    (77,809)
  The Real Estate Investment
    Trust Portfolio Class ............................         --  (1,496,409)
                                                       ----------  ----------
                                                       (1,236,017) (2,461,866)
                                                       ----------  ----------
Net increase .........................................    355,824     212,546
                                                       ==========  ==========

5. Lines of Credit
The Funds, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participate in a $683,500,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each Fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at April 30, 2000 or at any time during the period.

6. Credit and Market Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE(SM)                                         For Shareholders
INVESTMENTS                                          1.800.523.1918
---------------------
Philadelphia o London                                For Securities Dealers
                                                     1.800.362.7500

                                                     For Financial Institutions
                                                     Representatives Only
                                                     1.800.659.2265

                                                     www.delawareinvestments.com

This semi-annual report is for the information of Delaware REIT Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware REIT Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------------------------------------------------------
BOARD OF TRUSTEES                            Charles E. Peck                          Investment Manager
                                             Retired                                  Delaware Management Company
Wayne A. Stork                               Fredericksburg, VA                       Philadelphia, PA
Chairman
Delaware Investments Family of Funds         Janet L. Yeomans                         International Affiliate
Philadelphia, PA                             Vice President and Treasurer             Delaware International Advisers Ltd.
                                             3M Corporation                           London, England
Walter P. Babich                             St. Paul, MN
Board Chairman                                                                        National Distributor
Citadel Constructors, Inc.                   AFFILIATED OFFICERS                      Delaware Distributors, L.P.
King of Prussia, PA                                                                   Philadelphia, PA
                                             Charles E. Haldeman, Jr.
David K. Downes                              President and Chief Executive Officer    Shareholder Servicing, Dividend
President and Chief Executive Officer        Delaware Management Holdings, Inc.       Disbursing and Transfer Agent
Delaware Investments Family of Funds         Philadelphia, PA                         Delaware Service Company, Inc.
Philadelphia, PA                                                                      Philadelphia, PA
                                             Richard J. Flannery
John H. Durham                               Executive Vice President                 1818 Market Street
Private Investor                             and General Counsel                      Philadelphia, PA 19103-3682
Horsham, PA                                  Delaware Investments
                                             Philadelphia, PA
Anthony D. Knerr
Consultant, Anthony Knerr & Associates       Bruce D. Barton
New York, NY                                 President and Chief Executive Officer
                                             Delaware Distributors, L.P.
Ann R. Leven                                 Philadelphia, PA
Former Treasurer, National Gallery of Art
Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

(3243)                                                        Printed in the USA
SA-187 [4/00] PP 6/00                                                    (J5940)